                                                                    EXHIBIT 10.1

                           COLOR KINETICS INCORPORATED
               1998 INCENTIVE AND NON-STATUTORY STOCK OPTION PLAN
                 (as amended July 17, 2001 and October 24, 2002)

SECTION 1. PURPOSE

         This 1998 Incentive and Non-Statutory Stock Option Plan (the "Plan") is intended as a performance incentive for officers and employees of Color Kinetics Incorporated, a Delaware corporation (the "Company"), or its Subsidiaries (as hereinafter defined) and for certain other individuals providing services to or acting as directors of the Company or its Subsidiaries, to enable the persons to whom options are granted (an "Optionee" or "Optionees") to acquire or increase a proprietary interest in the Company and its success. The Company intends that this purpose will be effected by the granting of incentive stock options ("Incentive Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and other stock options ("Non-Statutory Options") under the Plan. The term "Subsidiaries" means any corporations in which stock possessing 50% or more of the total combined voting power of all classes of stock of such corporation or corporations is owned directly or indirectly by the Company.

SECTION 2. OPTIONS TO BE GRANTED AND ADMINISTRATION

         2.1 Options to be Granted. Options granted under the Plan may be either Incentive Options or Non-Statutory Options.

         2.2 Administration. The Plan shall be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion grant Options to purchase shares of Common Stock, and issue shares upon exercise of such Options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of option agreements, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the Plan made in good faith. The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations (including, without limitation, applicable state law), delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee.

SECTION 3. STOCK

         3.1 Shares Subject to Plan. The stock subject to the options granted under the Plan shall be shares of the Company's authorized but unissued common stock, $.001 par value per share ("Common Stock"). The total number of shares that may be issued pursuant to options granted under the Plan shall not exceed an aggregate of 4,235,000 shares of Common Stock. Such number of shares shall be subject to adjustment as provided in Section 7 hereof.

         3.2 Lapsed or Unexercised Options. Whenever any outstanding option under the Plan expires, is cancelled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such option shall be restored to the Plan and shall again become available for the grant of other options under the Plan.

SECTION 4. ELIGIBILITY

         4.1 Eligible Optionees. Incentive Options may be granted only to officers and other employees of the Company or its Subsidiaries, including members of the Board who are also employees of the Company or a Subsidiary. Non-Statutory Options may be granted to officers or other employees of the Company or its Subsidiaries, to members of the Board or the board of directors of any Subsidiary whether or not employees of the Company or such Subsidiary, and to certain other individuals providing services to the Company or its Subsidiaries.

         4.2 Limitations on 10% Stockholders. No Incentive Option shall be granted to an individual who, at the time the Incentive Option is granted, owns (including ownership attributed pursuant to Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent or Subsidiary of the Company (a "greater-than-10% stockholder"), unless such Incentive Option provides that (i) the purchase price per share shall not be less than 110% of the fair market value of the Common Stock at the time such Incentive Option is granted, and (ii) that such Incentive Option shall not be exercisable to any extent after the expiration of five years from the date on which it is granted.

         4.3 Limitation on Exercisable Options. The aggregate fair market value (determined at the time the Incentive Option is granted) of the Common Stock with respect to which Incentive Options are exercisable for the first time by any person during any calendar year under the Plan and under any other option plan of the Company (or a parent or subsidiary as defined in Section 424 of the Code) shall not exceed $100,000. Any option granted in excess of the foregoing limitation shall be specifically designated as being a Non-Statutory Option.

SECTION 5. TERMS OF THE OPTION AGREEMENTS

         5.1 Mandatory Terms. Each option agreement shall contain such provisions as the Board or the Committee shall from time to time deem appropriate. Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions:

                  (a) Expiration. Notwithstanding any other provision of the Plan or of any option agreement, each option shall expire on the date specified in the option agreement, which date shall not be later than the tenth anniversary of the date on which the option was granted (fifth anniversary in the case of an Incentive Option granted to a greater-than-10% stockholder).

                  (b) Exercise. Each option shall be exercisable in full or in installments (which need not be equal) and at such times as designated by the Board or the Committee. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires.

                  (c) Purchase Price. The purchase price per share of the Common Stock under each Incentive Option shall be not less than the fair market value of the Common Stock on the date the option is granted (110% of the fair market value in the case of a greater-than-10% stockholder). For the purpose of the Plan the fair market value of the Common Stock shall be determined by the Board or the Committee. The price at which shares may be purchased pursuant to Non-Statutory Options shall be specified by the Board or the Committee at the time the option is granted, and may be less than, equal to or greater than the fair market value of the shares of Common Stock on the date such Non-Statutory Option is granted, but shall not be less than the par value of shares of Common Stock.

                  (d) Transferability of Options. Options granted under the Plan and the rights and privileges conferred thereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution, and shall not be subject to execution, attachment or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate or otherwise dispose of any option under the Plan or any right or privilege conferred hereby, contrary to the provisions of the Plan, or upon the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, such option shall thereupon terminate and become null and void.

                  (e) Termination of Employment; Disability or Death of Optionee. Except as may be otherwise expressly provided in the terms and conditions of the option granted to an Optionee, options granted hereunder shall terminate on the earliest to occur of:

                           (i)      the date of expiration thereof;

                           (ii)     if the Optionee is employed by the Company
and such employment is terminated by the Optionee for any reason or is terminated by the Company for cause as hereinafter defined, on the date of such termination;

                           (iii)    if the Optionee is employed by the Company
and such employment is terminated for any reason other than death or a reason set forth in the foregoing clause (ii), on the earlier of the date of expiration thereof or 30 days following the date of such termination. Until the date on which the option so expires, the Optionee may exercise that portion of his option which is exercisable at the time of termination of such relationship; or

                           (iv)     If the Optionee retires in good standing
from employment by the Company by reason of age or disability under the then established rules of the Company, the Optionee shall have the right to exercise this option at any time within 90 days after his retirement (but not after the termination date of this option) with respect to the shares which were purchasable by the Holder at the date of such retirement.

         An employment relationship between the Company and the Optionee shall be deemed to exist during any period during which the Optionee is employed by the Company or by any

Subsidiary. Whether authorized leave of absence or absence on military government service shall constitute termination of the employment relationship between the Company and the Optionee shall be determined by the Board or the Committee at the time thereof.

         For purposes of this Section 5.1(e), the term "cause" shall mean (a) any material breach by the Optionee of any agreement to which the Optionee and the Company are both parties, (b) any act (other than retirement) or omission to act by the Optionee which may have a material and adverse effect on the Company's business or on the Optionee's ability to perform services for the Company, including, without limitation, the commission of any crime (other than minor traffic violations), or (c) any material misconduct or material neglect of duties by the Optionee in connection with the business or affairs of the Company or any Subsidiary or affiliate of the Company.

         In the event of the death of an Optionee while in an employment or other relationship with the Company and before the date of expiration of such option, such option shall terminate on the earlier of such date of expiration or 180 days following the date of such death. After the death of the Optionee, his executor, administrator or any person or persons to whom his option may be transferred by will or by laws of descent and distribution, shall have the right, at any time prior to such termination, to exercise the option to the extent the Optionee was entitled to exercise such option as of the date of his death.

                  (f) Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any option unless and until (i) the option shall have been exercised with respect to such shares pursuant to the terms thereof, and (ii) the Company shall have issued and delivered a certificate representing such shares. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock.

         5.2 Certain Optional Terms. The Board or the Committee may in its discretion provide, upon the grant of any option hereunder, that the Company shall have the right from time to time to repurchase all or any number of shares purchased upon exercise of such option. The repurchase price per share payable by the Company shall be such amount or be determined by such a manner as is fixed or determined by the Board or the Committee at the time the option for the shares subject to repurchase was granted. The Board or the Committee may also provide that the Company shall have a right of first refusal with respect to the transfer or proposed transfer of any shares purchased upon exercise of an option granted hereunder. In the event the Board or the Committee shall grant options subject to the Company's repurchase rights or rights of first refusal, the certificate or certificates representing the shares purchased pursuant to the exercise of such option shall carry a legend satisfactory to counsel for the Company referring to such rights.

SECTION 6. METHOD OF EXERCISE; PAYMENT OF PURCHASE PRICE

         6.1 Notice of Exercise. Any option granted under the Plan may be exercised by the Optionee by delivering to the Company on any business day a written notice specifying the number of shares of Common Stock the Optionee then desires to purchase and specifying the address to which the certificates for such shares are to be mailed (the "Notice"), accompanied by payment for such shares.

         6.2 Means of Payment and Delivery. Payment for the shares of Common Stock purchased pursuant to the exercise of an option shall be made either (i) in cash equal to the option price for the number of shares specified in the Notice (the "Total Option Price"), or (ii) if authorized by the applicable option agreement, in shares of Common Stock of the Company having a fair market value equal to or less than the Total Option Price, plus cash in an amount equal to the excess, if any, of the Total Option Price over the fair market value of such shares of Common Stock. For the purpose of the preceding sentence, the fair market value of the shares of Common Stock so delivered to the Company shall be determined in the manner specified in Section 5.1(c) hereof. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Optionee certificates for the number of shares with respect to which such Option has been so exercised, issued in the Optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Optionee, at the address specified pursuant to Section 6.1.

SECTION 7. ADJUSTMENT UPON CHANGES IN CAPITALIZATION

         7.1 No Effect of Options upon Certain Corporate Transactions. The existence of outstanding options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of Common Stock, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         7.2 Stock Dividends, Recapitalizations, Etc. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefor in money, services or property, then: (i) the number, class and per share price of shares of stock subject to outstanding options hereunder shall be appropriately adjusted in such a manner as to entitle an Optionee to receive upon exercise of an option, for the same aggregate cash consideration, the same total number and class of shares that the owner of an equal number of outstanding shares of Common Stock would own as a result of the event requiring the adjustment; and (ii) the number and class of shares with respect to which options may be granted under the Plan shall be adjusted by substituting for the total number of shares of Common Stock then reserved for issuance under the Plan that number and class of shares of stock that the owner of an equal number of outstanding shares of Common Stock would own as the result of the event requiring the adjustment.

         7.3 Determination of Adjustments. Adjustments under this Section 7 shall be determined by the Board or the Committee and such determinations shall be conclusive. The Board or the Committee shall have the discretion and power in any such event to determine and to make effective provision for acceleration of the time or times at which any option or portion thereof shall become exercisable. No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.

         7.4 No Adjustment in Certain Cases. Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding options.

SECTION 8. EFFECT OF CERTAIN TRANSACTIONS

         If the Company is a party to a reorganization or merger with one or more other corporations, whether or not the Company is the surviving or resulting corporation, or if the Company consolidates with or into one or more other corporations, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets or capital stock to another corporation (each hereinafter referred to as a "Transaction"), in any such event while unexercised options remain outstanding under the Plan, then: (i) subject to the provisions of clause (iii) below, after the effective date of such Transaction unexercised options shall remain outstanding and shall be exercisable in shares of Common Stock, or, if applicable, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of such Transaction; (ii) the Board may accelerate the time for exercise of all unexercised and unexpired options to and after a date prior to the effective date of such Transaction; or (iii) all outstanding options may be cancelled by the Board as of the effective date of such Transaction, provided that (x) notice of such cancellation shall be given to each holder of an option and (y) each holder of an option shall have the right to exercise such option to the extent that the same is then exercisable or, if the Board shall have accelerated the time for exercise of all unexercised and unexpired options, in full, during the 10-day period preceding the effective date of such Transaction.

SECTION 9. AMENDMENT OF THE PLAN

         The Board may terminate the Plan at any time, and may amend the Plan at any time and from time to time. The Company recognizes that options issued pursuant to an amendment which (i) increases the number of shares of Common Stock as to which options may be granted under the Plan or (ii) changes in substance the provisions of Section 4 hereof relating to eligibility to participate in the Plan will not be Incentive Options unless such amendment is approved by the Company's stockholders within twelve (12) months of its adoption.

         Except as provided in Sections 7 and 8 hereof, rights and obligations under any option granted before termination or amendment of the Plan shall not be altered or impaired by such termination or amendment except with the consent of the Optionee.

SECTION 10. NON-EXCLUSIVITY OF THE PLAN; NON-UNIFORM DETERMINATIONS

         Neither the adoption of the Plan by the Board nor the approval of the Plan by the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

         The Board's or Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive or are eligible to receive options under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Board or the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective option agreements, as to (i) the persons to receive options under the Plan, (ii) the terms and provisions of options, (iii) the exercise by the Board or the Committee of its discretion in respect of the exercise of options pursuant to the terms of the Plan, and (iv) the treatment of leaves of absence pursuant to
Section 5.1(e) hereof.

SECTION 11. GOVERNMENT AND OTHER REGULATIONS; GOVERNING LAW; WITHHOLDING TAXES

         The obligation of the Company to sell and deliver shares of Common Stock with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by government agencies as may be deemed necessary or appropriate by the Board or the Committee. All shares sold under the Plan shall bear appropriate legends. The Company may, but shall in no event be obligated to, register or qualify any shares covered by options under applicable federal and state securities laws; and in the event that any shares are so registered or qualified the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. The Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

         Whenever under the Plan shares are to be delivered upon exercise of an option, the Company shall be entitled to require as a condition of delivery that the Optionee remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto.

SECTION 12. "LOCKUP" AGREEMENT

         The Board or the Committee may in its discretion specify upon granting an option that the Optionee shall agree, for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company, upon request of the Company or the underwriter or underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of such option, without the prior written consent of the Company or such underwriter or underwriters, as the case may be.

SECTION 13. EFFECTIVE DATE OF PLAN

         The effective date of the Plan is March 19, 1998, the date on which it was approved by the Board. No option may be granted under the Plan after the tenth anniversary of such effective date.

                                      -8-